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Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2007 (the “Report”) of Compañía de Telecomunicaciones de Chile S.A. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Diego Martínez-Caro, Chief Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 30, 2008

/s/ Diego Martínez-Caro De La Concha-Castañeda
Diego Martínez-Caro De La Concha-Castañeda

Controller and Chief Accounting Officer